UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  November 13, 2020

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

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Item 2.02.  Results of Operations and Financial Condition.

On November 13, 2020, Unico American Corporation (the “Company”) issued a press release announcing its results of operations for the quarter ended September 30, 2020.   A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information disclosed under this Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2020 the Company appointed Don J. Esparza as its Senior Vice President of Marketing and Distribution.

Mr. Esparza, 47, is an award winning, 25 year veteran of the insurance industry.  During his career, he has provided sales training and led, developed, implemented and executed strategic growth initiatives spanning a wide variety of industry verticals utilizing direct-to-consumer, association marketing, telemarketing, social media, data warehousing and customer relationship management technology methods for business acquisition and retention.  From October 2016 to September 2020, Mr. Esparza served as the Director of Business Development & Distribution for Pacific Compensation, a wholly owned subsidiary of Copperpoint Mutual Insurance Company.  Prior to Pacific Compensation, from 2008 to October 2016, he served as the Regional Marketing Officer for Zenith Insurance Company, a wholly owned subsidiary of Fairfax Financial Holdings Limited.  Mr. Esparza began his insurance career as a Claims Specialist at State Farm Insurance in 1994.  Mr. Esparza holds a Bachelors of Arts in Psychology from Saint Mary's College in Moraga, CA.

There are no arrangements or understandings between Mr. Esparza and any other person pursuant to which Mr. Esparza was appointed as the Company’s Senior Vice President of Marketing and Distribution. There are no transactions in which Mr. Esparza has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Esparza will receive an annual salary of $240,000 in addition to the employee benefits that are customarily paid by the Corporation to its executive officers.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits. The following exhibit is being filed herewith:

Exhibit Number	Description
99.1	Press Release of Unico American Corporation dated November 13, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: November 13, 2020    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer, Chief Financial Officer and Secretary

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